                                                               EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in the registration statement of Nu-kote Holding, Inc. on Form S-8 of our report dated May 23, 1996, on our audits of the consolidated financial statements and financial statement schedules of Nu-kote Holding, Inc. as of March 31, 1996 and 1995, and for the years ended December 31, 1996, 1995, and 1994.


[SIGCUT]
COOPERS & LYBRAND L.L.P.

Dallas, Texas
September 27, 1996